Financial Income (Expense), Net - Schedule of Financial Income (Expense), Net (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2026	Jun. 30, 2025
Financial income:
Interest on deposits and investments	$ 10,060	$ 11,196
Changes in exchange rates	2	1,672
Other	77	1,136
Financial expenses:
Bank charges	(77)	(85)
Changes in exchange rates	(1,114)	(405)
Other	(195)	(80)
Total financial expenses, net	$ 8,753	$ 13,434